UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/23/2009

Interline Brands, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32380

Delaware	03-0542659
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 West Bay Street
Jacksonville, Florida 32204

(Address of principal executive offices, including zip code)

(904) 421-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On January 23, 2009, Interline Brands, Inc., a Delaware corporation (NYSE: IBI) (the "Company") issued a press release announcing an update on its business performance for the fiscal quarter ended December 26, 2008 and a comprehensive plan focused on additional expense reduction and efficiency gains across its operating platform. The press release is furnished as Exhibit 99.1 to this report. The information in this exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release issued January 23, 2009 by Interline Brands, Inc. and furnished pursuant to Item 2.02 "Results of Operations and Financial Condition."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interline Brands, Inc.

Date: January 23, 2009	By:	/s/ Thomas J. Tossavainen
Thomas J. Tossavainen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued January 23, 2009 by Interline Brands, Inc. and furnished pursuant to Item 2.02